Exhibit 10.3

Execution Version

SITIO ROYALTIES OPERATING PARTNERSHIP, LP

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

Dated June 14, 2023

This SECOND AMENDMENT (this “Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of Sitio Royalties Operating Partnership, LP (the “Partnership”), dated as of June 7, 2022 (as amended, supplemented or otherwise modified, the “Agreement”), is made and entered into as of June 14, 2023 by the General Partner of the Partnership.

WHEREAS, on December 28, 2022, the General Partner of the Partnership entered into that First Amendment to the Agreement in connection with the consummation of the transactions contemplated by the Brigham Merger Agreement;

WHEREAS, the General Partner of the Partnership, pursuant to its authority under Section 16.03 of the Agreement, desires to effect an amendment to the Agreement on the terms and conditions contained herein; and

WHEREAS, capitalized terms used but not defined herein shall have the meanings given thereto in the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the General Partner hereby agree as follows:

1.	Amendment. The Agreement shall be amended as follows:

1.1	Section 3.04(b) shall be restated as follows:

(b) Subject to the provisions of this Agreement, the Partnership shall be authorized to issue, from time to time, such number of Units or other Equity Securities in the Partnership to the Partners or such other Persons for such consideration and on such terms and conditions as the General Partner shall determine in its sole discretion and the General Partner may amend this Agreement as necessary in connection with the issuance of additional Units and the admission of additional Limited Partners under this Section 3.04 without the requirement of any consent or acknowledgement of any Limited Partner or any other Person.

2.	Miscellaneous Provisions. Sections 16.09, 16.10, 16.11, 16.12, 16.13 and 16.18 of the Agreement shall apply to this Amendment, mutatis mutandis.

IN WITNESS WHEREOF, the General Partner has caused this Amendment to be duly executed as of the date first above written.

GENERAL PARTNER:

SITIO ROYALTIES GP, LLC

By:	/s/ Brett Riesenfeld
Brett Riesenfeld
Executive Vice President, General Counsel and Secretary

Signature Page to Second Amendment to

Second Amended and Restated Agreement of Limited Partnership